UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2011

AMBASE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware                                1-07265                                     95-2962743
                                                    (State or other jurisdiction           (Commission File Number)            (I.R.S. Employer
                                                        of incorporation)                                                                                      Identification No.)

100 PUTNAM GREEN, GREENWICH, CT  06830-6027
(Address of principal executive offices, including zip code)

(203) 532-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company’s annual meeting of stockholders on June 3, 2011, votes were taken for the proposals that follow below.  The aggregate number of shares of Common Stock voted in person or by proxy for each of the proposals was as follows:

Proposal #1 - A vote was taken for the election of one Director of the Company to hold office for a three-year term and until their successors shall have been duly elected.

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Richard A. Bianco	19,046,948	1,701,055	16,560,438

The terms of directors Jerry Y. Carnegie and Salvatore Trani continued after the meeting.

Proposal #2 – A vote was taken to ratify the approval of the appointment of Marcum LLP as the Company’s the Independent Registered Public Accounting Firm for the calendar year 2011.

FOR	AGAINST	ABSTAIN
34,572,731	1,776,381	959,329

Proposal #3 – A vote was taken for the approval, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the Company’s 2011 Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,921,480	1,709,576	116,947	16,560,438

Proposal #4 -  A vote was taken for the selection on a non-binding advisory basis, of the frequency of future stockholder votes on the compensation of the Company’s Named Executive Officers as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the Company’s 2011 Proxy Statement.

Choice 1 Every Year	Choice 2 Every Two Years	Choice 3 Every Three Years	Choice 4 Abstain
1,866,051	30,249	18,679,687	172,016

The Board of Directors of the Company has determined that the frequency of future stockholder votes shall be every three (3) years.

The foregoing proposals are described more fully in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 4, 2011, pursuant to Section14(a) of the Securities Act of 1934, as amended, and the rules and regulations promulgated there under.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASE CORPORATION

By:  /s/ John P. Ferrara
Vice President and Chief Financial Officer and Controller
                                                                                           (Principal Financial and Accounting Officer)
Dated:  June 7, 2011